UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 02, 2003



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                            63105
(Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

Item 7.    Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

Item 9.    Regulation FD Disclosure.

     Beginning   on   December 2,  2003,   RehabCare   executives   will  make
presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

     The current slides incorporated into the investor relations presentation are included in this Form 8-K as Exhibit 99. The full slide presentation is available in the Investor Info section on our website at www. rehabcare.com.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available in the Investor Info section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the cost, effect and timing of restructuring activities that have been commenced, including our ability to achieve and sustain the annual expense reductions anticipated; the timing and rate of the resumed growth in the staffing division; changes in and compliance with governmental reimbursement rates; regulations or policies affecting the hospital rehabilitation services and contract therapy divisions, including our estimates with respect to the effect of newly promulgated regulations on the Company's business; our ability to attract new client relationships or to retain and grow existing client relationships through the integration of our new information system with those of our clients and the development of alternative product offerings; our ability to identify and consummate, within the expected timeframes, strategic acquisitions to accelerate growth in our divisions; our ability, and the additional costs, to attract operational and professional employees; significant increases in health, worker's compensation and professional and general liability insurance premiums; the adequacy and effectiveness of operating and administrative systems; litigation risks, including our ability to predict the ultimate costs and liabilities or the disruption of RehabCare Group's operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 02, 2003

                                       REHABCARE GROUP, INC.



                                    By:  /s/ Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese
                                       Senior Vice President, Chief Financial
                                          Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99                Text of Investor Relations Presentation in Use
                  Beginning December 02, 2003

                                                                      Exhibit 99
                                   Safe Harbor

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the cost, effect and timing of restructuring activities that have been commenced, including our ability to achieve and sustain the annual expense reductions anticipated; the timing and rate of the resumed growth in the staffing division; changes in and compliance with governmental reimbursement rates; regulations or policies affecting the hospital rehabilitation services and contract therapy divisions, including our estimates with respect to the effect of newly promulgated regulations on the Company's business; our ability to attract new client relationships or to retain and grow existing client relationships through the integration of our new information system with those of our clients and the development of alternative product offerings; our ability to identify and consummate, within the expected timeframes, strategic acquisitions to accelerate growth in our divisions; our ability, and the additional costs, to attract operational and professional employees; significant increases in health, worker's compensation and professional and general liability insurance premiums; the adequacy and effectiveness of operating and administrative systems; litigation risks, including our ability to predict the ultimate costs and liabilities or the disruption of RehabCare Group's operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

                            RHB Financial Performance

                    Q2/03             Q3/03           % Change
Revenue          $136.0 million    $135.0 million        (0.7%)
EBITDA*          $9.8 million      $7.8 million**       (20.4%)
Net Earnings     $4.5 million      $3.3 million**       (26.7%)
EPS              $0.27             $0.20**              (26.0%)

* Earnings before interest, taxes, depreciation and amortization
**Includes restructuring charge of $0.8 million, or $0.05 per diluted share, after tax.

                             RHB Financial Position
Strong Balance Sheet
o     Current cash and marketable securities - $27 million
o     Cash generated per month - $2 million
o     No Debt
o     Unused $110 million/5 year revolver - 2 years remaining
o     Current Ratio - 3.1:1
o     DSO - 62 days

                            RHB Financial Performance - Trend
                               Adjusted EPS Growth
                                (Graphic Omitted)

GAAP                                    Pro Forma
Fiscal Year Ended February 28           Fiscal Year Ended February 28
1992 - $0.20                            1992 - $0.20
1993 - $0.24                            1993 - $0.24
1994 - $0.29                            1994 - $0.29
1995 - $0.35                            1995 - $0.35
1996 - $0.42                            1996 - $0.42
Fiscal Year Ended December 31           Fiscal Year Ended December 31
1996 - $0.47**                          1996 - $0.47**
1997 - $0.73*                           1997 - $0.68*
1998 - $0.86*                           1998 - $0.85*
1999 - $1.03*                           1999 - $1.08*
2000 - $1.45                            2000 - $1.45
2001 - $1.16*                           2001 - $1.48*
2002 - $1.38                            2002 - $1.38
2003 - $0.99*
2003 - $0.95-$1.10 Guidance


*Consensus estimate of EPS including $0.05 restructuring charge is $0.99: excluding restructuring charge is $1.04. Pro forma results for 2001 do not include a one-time charge related to a DOL settlement of $0.30. Pro forma results for 2001 and 1999 do not reflect non-operating losses associated with write-down of investments of $0.02 per share and $0.05 per share, respectively. Pro forma results for 1998 do not include a $0.06 per share gain on sale of securities or a $0.05 per share charge for the cumulative effect of change in accounting for start-up costs. The pro forma results for 1997 do not reflect a $0.06 per share gain on sale of securities.
**Annualized

                               RHB Revenues Q3/03
                           Total Revenue $135 million
                                (Graphic Omitted)

Program Management      $80.1 million
   Hospital Rehabilitation Services    $46.5 million    34%
   Contract Therapy                    $33.6 million    25%
Healthcare Staffing     $54.9 million
   Supplemental                        $29.3 million    22%
   Travel                              $25.6 million    19%


                              RHB Business Profile
                        Hospital Rehabilitation Services
                                (Graphic Omitted)

Management of inpatient and outpatient rehabilitation programs, skilled nursing units and the delivery of therapy to medical/surgical patients.

      Inpatient   $34.2 million
      Outpatient  $12.3 million

  158 Hospital Clients as of September 30, 2003
      4   ARU, SNU & OP
      12  ARU & SNU
      23  ARU & OP
      87  ARU only
      29  OP only

  Acute Rehabilitation Units / Skilled Nursing Units
      Elderly - orthopedic, stroke, circulatory, respiratory
  Outpatient
      Middle-aged - most musculoskeletal

  Competitors - self operation, 3 small competitors (combined market share less than RHB)

                              RHB Business Profile
                        Hospital Rehabilitation Services
                                (Graphic Omitted)

Annual Revenue (in millions)
           ARU         OP           SNU
1992      $ 44.5
1993        48.4
1994        61.7
1995        75.5     $ 7.2        $ 0.5
1996        76.7      10.5          4.4
1997        86.6       9.4         10.8
1998        96.5      16.5         15.2
1999       106.2      30.7         10.3
2000       109.3      42.3         10.7
2001       112.5      50.0         10.8
2002       120.7      49.0         10.0
2003*      129.3      48.4          7.1

* 2003 Estimate

Admissions and Visits

              ARU      OP Visits      SNU
          Admissions               Admissions
1992        11,696
1993        13,147
1994        17,027
1995        21,329      135,064        628
1996        23,135      223,904      3,732
1997        27,019      231,256      8,381
1998        32,537      378,108     12,856
1999        37,320      785,943     11,375
2000        39,313    1,173,324     11,345
2001        42,278    1,439,169     11,804
2002        44,986    1,366,439     10,302
2003*       48,678    1,247,229      7,070

* 2003 Estimate

"RehabCare manages the complete continuum of rehabilitation care, from acute therapy through outpatient services. It's a large commitment."
Eileen Malo
Executive VP, Continuing Care Services
Bon Secours Hampton Roads Health System
Norfolk, VA

                              RHB Business Profile
                   Hospital Rehabilitation Services Locations
                                (Graphic Omitted)

Map omitted showing HRS Acute Rehab Unit locations, HRS Outpatient locations, HRS Skilled Nursing Unit locations, Corporate Headquarters location and three examples where RehabCare has all three HRS product lines (Southeast Pennsylvania and New Jersey, Norfolk and Oklahoma City).


                              RHB Business Profile
                                Contract Therapy
                                (Graphic Omitted)

Management of post-acute rehabilitation services for patients in skilled nursing and continuing care facilities

200 Clients
473 Locations
Elderly; stroke, orthopedic, neurological, complex medical
Competitors: RehabWorks, Aegis (Beverly), Sundance Rehabilitation,
             Kindred, Rehab Advantage

Contract therapy revenues Q3/03 $33.6M

"We were looking for a partner that could not only provide high-quality services, but also help us grow our business."
Mr. Dean Eliason
Vice President
Fountains Retirement Communities, Inc.
Tucson, AZ

                              RHB Business Profile
                                Contract Therapy
                                (Graphic Omitted)

       Annual Revenue (in millions)     Average Revenue Per Location
1997           $  8.4                           $234,921
1998             13.9                            281,547
1999             14.1                            154,899
2000             30.0                            192,130
2001             64.7                            258,902
2002            105.3                            278,427
2003*           129.5                            280,557

*2003 Estimate

                              RHB Business Profile
                           Contract Therapy Locations
                               (Graphic Omitted)

Map omitted showing Contract Therapy locations and Corporate Office location
Two examples where RehabCare has a large number of locations (Missouri and Minnesota)

                              RHB Business Profile
                                    StarMed
                               (Graphic Omitted)

                        Supplemental                  Travel
                        ------------                  -------
Clients                 1,620, 75% Hospitals          449, 79% Hospitals
Professional Mix        90% Nursing, 10% Allied       76% Nursing, 17% Radiology
Client Base             Any healthcare provider       Hospitals or other
                                                      healthcare facilities
Professionals on
      Assignment        3,490                         1,010
Competitors             InteliStaf, MSN, Maxim,       Cross Country, Maxim,
                        Nursefinders, Favorite        American Mobile, MSN,
                        Nurses, "Moms & Pops"         InteliStaf
Branches                65                            n/a

Revenues Q3/03          $29.3M                        $25.6M

"StarMed has the assignments that I want, when I want them. That's why StarMed's my company."
Valerie Sanders
Registered Nurse
StarMed Ambassador


                              RHB Business Profile
                                     StarMed
                                (Graphic Omitted)

        Annual Revenue (in millions)         Weeks Worked
         Supplemental        Travel    Supplemental     Travel
1996                         $ 28.9                     21,908
1997                           46.4                     29,652
1998       $ 28.4              38.2       27,673        24,592
1999        112.9              35.4      106,447        24,663
2000        205.9              54.2      190,806        33,145
2001        225.6              79.0      188,368        45,530
2002        172.1             105.5      128,396        54,156
2003 Q1*    141.7             106.7      100,536        54,428
2003 Q2*    129.8              98.9       93,544        50,356
2003 Q3*    118.4             102.3       85,736        52,560
2003 Q4*    116.6              87.5       84,500        45,224

* Quarterly numbers annualized - Q4 numbers are estimates

                              RHB Business Profile
                            StarMed Branch Locations
                               (Graphic Omitted)

Map omitted showing StarMed locations and Corporate Office location


                            RHB Business Description
                                 Market Drivers
                               (Graphics Omitted)

Aging of Baby Boomers
U. S. Population Over 65 (in millions)
2000            34.4
2005            36.3
2010            39.7
2015            45.9
2020            53.7
2025            62.6

Source: U.S. Census Bureau, Population Projections Bureau, January 13, 2000

Shortage of Healthcare Professionals
RN Demand Vs. Supply (in millions)

                Demand          Supply
2000            1.999           1.889
2005            2.161           2.012
2010            2.344           2.069
2015            2.562           2.055
2020            2.810           2.001

Source: National Center for Health Workforce Analysis, U.S.D.H.H.S., July 2002


                            RHB Regulatory Drivers

Part B Therapy Caps (Contract Therapy)
--------------------------------------
- Limits Part B Therapy
         $1,590 - Occupational Therapy
         $1,590 - Physical & Speech Therapy (Combined)
- Implemented 9/1/03
- Prescription Drug Bill contains moratorium through 12/31/2005

65 Percent Rule (ARU)
---------------------
- Rule is not final, effective date as early as 1/1/04
- Limits access to ARU for certain diagnoses
- Patients denied access to ARU will seek rehab in other venues
- Assuming 1/1/04 effective date as written, 0% to 3% decline in RHB discharges in first year



                            RHB Strategic Initiatives
                                (Graphic omitted)

RHB has developed new strategies to respond to changing markets, regulations and customer needs:

- Desciplined growth and only profitable growth
- Focus on target markets and develop local market concentration
        Provides better opportunities for product differentiation
        Enhances ability to recruit
        Enhances and protects margins
- Develop higher quality professionals through training improvements
- Create better outcomes


                            RHB Strategic Initiatives
                                 Restructuring
                               (Graphic omitted)

1.   Restructure Selling, General & Administrative Expenses
     - $3.5 million estimated cost improvement in 4Q/03 compared to 2Q/03
     - $12 million estimated cost improvement in 2004 compared to 2003 48% Personnel Related
            31% Vendor Relationships
            21% Discretionary Expenditures


                            RHB Strategic Initiatives
                                 Restructuring

1.   StarMed operations - break-even plan for staffing business in 2004
     - Supplemental
           Core Branches (20) - consistently above profit targets
           Opportunity Branches (20) - strong market potential, adequate volume to support a branch, four key areas to improve profitability
                1. Volume
                2. Bill rates
                3. Pay rates
                4. Selling expenses
           Consolidated/Trade Branches (15) - lack market conditions and volume, investigating options to trade with competitors or consolidate into other branches
     - Travel
           Improve margins through more disciplined pricing
           Improve contract compliance


                            RHB Strategic Initiatives
                                Service Offering

2. Re-design Service Offering
     Post-Acute Continuum (Graphic omitted)
     StarMed - integrate  Travel and  Supplemental  into single source  staffing
               provider   (Graphic omitted)


                            RHB Strategic Initiatives
                              Build Relationships

3. Build partnerships instead of transactional relationships
         -     Develop joint venture and capital infusion models
         -     Create a la carte service offering for HRS
         -     Develop partnerships models for long-term care chains
         -     Simulis - proving competencies
         -     Target markets and clients


                            RHB Strategic Initiatives
                              Build Relationships

3. Create and utilize technology to enhance partnerships
         - Integrate inpatient, outpatient and CT technology platforms to support the continuum of care
         -     Develop website as strategic business tool
                    Develop cost-saving business practices
                            Recruiting
                            Training
                            Employee portal
                    Enhance ability to recruit
                    Attract employees with proven competencies (through Simulis)
         -     Consolidate StarMed Travel & Supplemental technology


                           RHB Strategic Initiatives
                                (Graphic omitted)

4. Acquisitions
         -     Capital available
         -     Key Executive focus
         -     Acquisition experience
         -     Pipeline in development

        Hospital Rehabilitation Services
        --------------------------------
   Advanced Rehabilitation Resources, Inc. - IP
   Physical Therapy Resources, Inc. - OP
   Rehabilitative Care Systems of America - OP
   Salt Lake Physical Therapy - OP
   DiversiCare Rehab Services, Inc. - OP

        Contract Therapy
        ----------------
   TeamRehab
   Moore Rehabilitation Services, Inc.
   Rehab Unlimited, Inc.
   Therapeutic Systems, Ltd

        Healthcare Staffing*
        -------------------
   Healthcare Staffing Solutions, Inc.
   StarMed
   All Staff, Inc.
   eai Healthcare Staffing Solutions, Inc.

* Long term strategy for staffing segment


                            RHB Key Investment Points
                                (Graphic omitted)

                                 Long Record of
                       Successful Growth and Profitability

        Disciplined Strategy      Long Standing        Diversified
         for Growth and           Relationships        Revenue Mix
          Profitability            with Clients

        Favorable                Strong Financial            Experienced
   Demographic Factors               Position               Management Team
                                      No Debt
                                 $27 Million Cash,
                                  Solid Cash Flow